Exhibit 10.28

DATAWATCH CORPORATION

Incentive Stock Option Agreement

Datawatch Corporation, a Delaware corporation (the “Company”), hereby grants as of [Date]  to [Officer] (the “Employee”), an option to purchase a maximum of [# of shares] shares (the “Option Shares”) of its Common Stock, $.01 par value (“Common Stock”), at the price of [Price] per share, on the following terms and conditions:

1.                                      Grant Under 2006 Equity Compensation and Incentive Plan.  This option is granted pursuant to and is governed by the Company’s 2006 Equity Compensation and Incentive Plan (the “Plan”) and, unless the context otherwise requires, terms used herein shall have the same meaning as in the Plan.  Determinations made in connection with this option pursuant to the Plan shall be governed by the Plan as it exists on this date.

2.                                      Grant as Incentive Stock Option; Other Options.  This option is intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).  This option is in addition to any other options heretofore or hereafter granted to the Employee by the Company or any Related Corporation (as defined in the Plan), but a duplicate original of this instrument shall not effect the grant of another option.

3.                                      Vesting of Option if Employment Continues.  If the Employee has continued to be employed by the Company or any Related Corporation on the following dates, the Employee may exercise this option for the number of shares of Common Stock set opposite the applicable date:

Prior to [Date]		-0- shares

On [Date] and at the end of each three-month period thereafter	-	An additional [ ] shares (or such smaller number of shares at the end of the last three month period so that the total does not exceed [# of shares] shares.

Notwithstanding the foregoing, in accordance with and subject to the provisions of the Plan, the Committee may, in its discretion, accelerate the date that any installment of this Option becomes exercisable.  The foregoing rights are cumulative and (subject to Sections 4 or 5 hereof if the Employee ceases to be employed by the Company and all Related Corporations) may be exercised on or before the date which is seven years from the date this option is granted.

4.                                      Termination of Employment.

(a)                                  Termination Other Than for Cause.  If the Employee ceases to be employed by the Company and all Related Corporations, other than by reason of death or disability as defined in Section 5 or termination for Cause as defined in Section 4(c), no further installments of this option shall become exercisable, and this option shall terminate (and may no longer be exercised) after the passage of three months from the Employee’s last day of employment (the “Additional Exercise Period”), but in no event later than the scheduled expiration date; provided, however, that, immediately upon the Employee’s completion of his or her first full year of continuous employment with the Company the Additional Exercise Period shall increase to twelve months.  Employee acknowledges that if Employee exercises this option to purchase Option Shares at any time after the passage of three months from the Employee’s last day of employment, the option will no longer qualify as an incentive stock option under Section 422 of the Code and will be treated for all purposes as a non-qualified stock option.  The Employee’s only rights hereunder shall be those which are properly exercised before the termination of this option.

(b)                                  Termination for Cause.  If the employment of the Employee is terminated for Cause (as defined in Section 4(c)), this option shall terminate upon the Employee’s receipt of written notice of such termination and shall thereafter not be exercisable to any extent whatsoever.

(c)                                  Definition of Cause.  “Cause” shall mean conduct involving one or more of the following:  (i) the substantial and continuing failure of the Employee, after notice thereof, to render services to the Company or Related Corporation in accordance with the terms or requirements of his or her employment; (ii) disloyalty, gross negligence, willful misconduct, dishonesty or breach of fiduciary duty to the Company or Related Corporation; (iii) the commission of an act of embezzlement or fraud; (iv) deliberate disregard of the rules or policies of the Company or Related Corporation which results in direct or indirect loss, damage or injury to the Company or Related Corporation; (v) the unauthorized disclosure of any trade secret or confidential information of the Company or Related Corporation; or (vi) the commission of an act which constitutes unfair competition with the Company or Related Corporation or which induces any customer or supplier to breach a contract with the Company or Related Corporation.

5.                                      Death; Disability.

(a)                                  Death.  If the Employee dies while in the employ of the Company or any Related Corporation, this option may be exercised, to the extent otherwise exercisable on the date of his or her death, by the Employee’s estate, personal representative or beneficiary to whom this option has been assigned pursuant to Section 9, at any time within 180 days after the date of death, but not later than the scheduled expiration date.

(b)                                  Disability.  If the Employee ceases to be employed by the Company and all Related Corporations by reason of his or her disability (as defined in the Plan), this option may be exercised, to the extent otherwise exercisable on the date of the termination of his or her employment, at any time within 180 days after such termination, but not later than the scheduled expiration date.

(c)                                  Effect of Termination.  At the expiration of the 180-day period provided in paragraphs (a) or (b) of this Section 5 or the scheduled expiration date, whichever is the earlier, this option shall terminate (and shall no longer be exercisable) and the only rights hereunder shall be those as to which the option was properly exercised before such termination.

6.                                      Partial Exercise.  This option may be exercised in part at any time and from time to time within the above limits, except that this option may not be exercised for a fraction of a share unless such exercise is with respect to the final installment of stock subject to this option and cash in lieu of a fractional share must be paid, in accordance with Paragraph 13(G) of the Plan, to permit the Employee to exercise completely such final installment.  Any fractional share with respect to which an installment of this option cannot be exercised because of the limitation contained in the preceding sentence shall remain subject to this option and shall be available for later purchase by the Employee in accordance with the terms hereof.

7.                                      Payment of Price.  (a) The option price shall be paid in the following manner:

(i)                                     in United States dollars in cash or by check;

(ii)                                  subject to Section 7(b) below, by delivery of shares of the Company’s Common Stock having a fair market value (as determined by the Committee) as of the date of the exercise equal to the cash exercise price of this option;

(iii)                               by delivery of an assignment satisfactory in form and substance to the Company of a sufficient amount of the proceeds from the sale of the Option Shares and an instruction to the broker or selling agent to pay that amount to the Company; or

(iv)                              by any combination of the foregoing.

(b)                                  Limitations on Payment by Delivery of Common Stock.  If the Employee delivers Common Stock held by the Employee (“Old Stock”) to the Company in full or partial payment of the option price, and the Old Stock so delivered is subject to restrictions or limitations imposed by agreement between the Employee and the Company, an equivalent number of Option Shares shall be subject to all restrictions and limitations applicable to the Old Stock to the extent that the Employee paid for the Option Shares by delivery of Old Stock, in addition to any restrictions or limitations imposed by this Agreement.  Notwithstanding the foregoing, the Employee may not pay any part of the exercise price hereof by transferring Common Stock to the Company unless such Common Stock has been owned by the Employee free of any substantial risk of forfeiture for at least six months.

8.                                      Method of Exercising Option.  Subject to the terms and conditions of this Agreement, this option may be exercised by written notice to the Company at its principal executive office,  or to such transfer agent as the Company shall designate.  Such notice shall state the election to exercise this option and the number of Option Shares for which it is being exercised and shall be signed by the person or persons so exercising this option.  Such notice shall be accompanied by payment of the full purchase price of such shares, and the Company shall deliver a certificate or certificates representing such shares as soon as practicable after the notice shall be received.  Such certificate or certificates shall be registered in the name of the person or persons so exercising this option (or, if this option shall be exercised by the Employee and if the Employee shall so request in the notice exercising this option, shall be registered in the name of the Employee and another person jointly, with right of survivorship). In the event this option shall be exercised, pursuant to Section 5 hereof, by any person or persons other than the Employee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise this option.

9.                                      Option Not Transferable.  This option is not transferable or assignable except by will or by the laws of descent and distribution.  During the Employee’s lifetime only the Employee can exercise this option.

10.                               No Obligation to Exercise Option.  The grant and acceptance of this option imposes no obligation on the Employee to exercise it.

11.                               No Obligation to Continue Employment.  Neither the Plan, this Agreement, nor the grant of this option imposes any obligation on the Company or any Related Corporation to continue the Employee in employment.

12.                               No Rights as Stockholder until Exercise.  The Employee shall have no rights as a stockholder with respect to the Option Shares until such time as the Employee has exercised this option by delivering a notice of exercise and has paid in full the purchase price for the shares so exercised in accordance with Section 8.  Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to such date of exercise.

13.                               Capital Changes and Business Successions.  The Plan contains provisions covering the treatment of options in a number of contingencies such as stock splits and mergers.  Provisions in the Plan for adjustment with respect to stock subject to options and the related provisions with respect to successors to the business of the Company are hereby made applicable hereunder and are incorporated herein by reference.

14.                               Early Disposition.  The Employee agrees to notify the Company in writing immediately after the Employee transfers any Option Shares, if such transfer occurs on or before the later of (a) the date two years after the date of this Agreement or (b) the date one year after the date the Employee acquired such Option Shares.  The

Employee also agrees to provide the Company with any information concerning any such transfer required by the Company for tax purposes.

15.                               Withholding Taxes.  If the Company or any Related Corporation in its discretion determines that it is obligated to withhold any tax in connection with the exercise of this option, or in connection with the transfer of, or the lapse of restrictions on, any Common Stock or other property acquired pursuant to this option, the Employee hereby agrees that the Company or any Related Corporation may withhold from the Employee’s wages or other remuneration the appropriate amount of tax.  At the discretion of the Company or Related Corporation, the amount required to be withheld may be withheld in cash from such wages or other remuneration or in kind from the Common Stock or other property otherwise deliverable to the Employee on exercise of this option.  The Employee further agrees that, if the Company or any Related Corporation does not withhold an amount from the Employee’s wages or other remuneration sufficient to satisfy the withholding obligation of the Company or Related Corporation, the Employee will make reimbursement on demand, in cash, for the amount underwithheld.

16.                               Provision of Documentation to Employee.  By signing this Agreement the Employee acknowledges receipt of a copy of this Agreement and a copy of the Plan.

17.                               Acceleration of Vesting upon Change in Control.  Notwithstanding Section 3 hereof, in the event of a Change in Control of the Company while this option is in effect, this option shall, immediately prior to the consummation of such Change in Control, become fully vested and all unexercised options shall be exercisable by the Employee: provided, however, that the Board, in its sole discretion, may require that the Employee’s rights under this section shall be conditioned on approval by the stockholders of the Company in accordance with Section 280G(b)5(B) of the Code and regulations thereunder.  For purposes of this Agreement, a “Change in Control” means the occurrence of any of the following events:

(f)                                    The Company is merged or consolidated or reorganized into or with another corporation or other legal person, and as a result of such merger, consolidation or reorganization less than a majority of the combined voting power of the then-outstanding securities of such surviving, resulting or reorganized corporation or person immediately after such transaction is held in the aggregate by the holders of the then-outstanding securities entitled to vote generally in the election of directors of the Company (“Voting Stock”) immediately prior to such transaction:

(g)                                 The Company sell or otherwise transfers all or substantially all of its assets to any other corporation or other legal person, and as a result of such sales or transfer less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such sale or transfer is held in the aggregate by the holder of Voting Stock of the Company immediately prior to such sale or transfer;

(h)                                 There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), disclosing that any “person” (as such term is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the “beneficial owner” (as such term is used in Rule 13d-3 under the Exchange Act) of securities representing 35% or more of the Voting Stock of the Company;

(i)                                    The Company files a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) that a change in control of the Company has occurred; or

(j)                                    If during any period of two consecutive years, individuals who at the beginning of any such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company’s stockholders, of each director of the Company first elected during such period was approved by a vote of at least a majority of the directors then still in office who were directors of the Company at the beginning of any such period;

Provided, however, that a “Change in Control” shall not be deemed to have occurred for purposes of this Agreement solely because (x) the Company, (y) an entity in which the Company directly or indirectly beneficially owns 50% or more of the voting securities, or (z) any Company-sponsored employee stock ownership plan or any other employee benefit plan of the Company, either files or becomes obligated to file a report or a proxy statement under or in response to Schedule 13D, Schedule 14D-1, Form 8-K or Schedule 14A (or any successor schedule, form or report) under the Exchange Act, disclosing beneficial ownership by it of shares of Voting Stock or because the Company reports that a change in control of the Company has occurred by reason of such beneficial ownership.

18.                               Miscellaneous.

(a)                                  Notices.  All notices hereunder shall be in writing and shall be deemed given when sent by certified or registered mail, postage prepaid, return receipt requested, to the address set forth below.  The addresses for such notices may be changed from time to time by written notice given in the manner provided for herein.

(b)                                  Entire Agreement; Modification.  This Agreement constitutes the entire agreement between the parties relative to the subject matter hereof, and supersedes all proposals, written or oral, and all other communications between the parties relating to the subject matter of this Agreement.  This Agreement may be modified, amended or rescinded only by a written agreement executed by both parties.

(c)                                  Severability.  The invalidity, illegality or unenforceability of any provision of this Agreement shall in no way affect the validity, legality or enforceability of any other provision.

(d)                                  Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, subject to the limitations set forth in Section 9 hereof.

(e)                                  Governing Law.  This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the principles of the conflicts of laws thereof.

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IN WITNESS WHEREOF, the Company and the Employee have caused this instrument to be executed as of the date first above written.

DATAWATCH CORPORATION
Quorum Office Park
271 Mill Road
Chelmsford, MA 01824

By:
Robert W. Hagger,
President & CEO

By: Employee:

[Name]

Street Address

City	State	Zip Code

By:
Robert W. Hagger
President and CEO

OPTIONEE:

[Name]

Street Address

City	State	Zip Code